UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  April 23, 2009

Clear Skies Solar, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The only difference between this 8-K/A and the 8-K filed on April 24, 2009 reporting the same event is a change in exhibit 16.1 caused by a clerical error in attaching a prior draft copy of said exhibit.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective as of April 23, 2009, we dismissed J.H. Cohn, LLP (“JH Cohn”) as our independent accountants.

The decision to change accountants was approved by our board of directors on April 23, 2009.

As JH Cohn was not engaged by us to be the principal accountant to audit our financial statements until July 28, 2008, they have never audited any of our financial statements or issued a report in connection therewith

From the date we hired JH Cohn through April 23, 2009, (i) there were no disagreements with JH Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of JH Cohn, would have caused it to make reference to the matter in connection with its reports and (ii) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Effective as of April 23, 2009 we retained Davis Accounting Group, P.C. (“Davis Accounting”) as our new independent registered accounting firm. During our two most recent fiscal years and the subsequent interim period prior to engaging Davis Accounting, we did not consult Davis Accounting regarding either: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

On April 23, 2009, we made the contents of this Current Report on Form 8-K available to JH Cohn and requested it to review the disclosure and to furnish us a letter addressed to the Securities and Exchange Commission as to whether JH Cohn agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information.  The Company is filing such letter herewith as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following document is filed as an exhibit to this Report on Form 8-K:

16.1	Letter from J.H. Cohn, LLP, dated April 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 29, 2009

Clear Skies Solar, Inc.

By:	/s/ Arthur L. Goldberg
Arthur L. Goldberg
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from J.H. Cohn, LLP, dated April 29, 2009